UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________

Date of Report (Date of earliest event reported): September 4, 2019

PETROSHARE CORP.
(Exact name of registrant as specified in its charter)

Colorado	001-37943	46-1454523
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9635 Maroon Circle, Suite 400
Englewood, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (303) 500-1160

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.03    Bankruptcy or Receivership

On September 4, 2019 (the “Petition Date”), PetroShare Corp. (the “Company”) and its wholly-owned subsidiary, CFW Resources, LLC (collectively, with the Company, the “Debtors”), filed voluntary petitions for reorganization (the “Bankruptcy Petitions” and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Colorado (the “Court”). The Debtors have filed a motion with the Court seeking to administer all of the Debtors’ Chapter 11 Cases jointly under the caption In re PetroShare Corp., et al. (Case No. 19-17633).

The Debtors have also filed motions with the Court seeking authorization to continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Debtors expect to continue their existing operations without interruption during the pendency of the Chapter 11 Cases. To maintain and continue uninterrupted ordinary course operations during the Chapter 11 Cases, the Debtors have filed a variety of “first day” motions seeking approval from the Court for various forms of customary relief. These motions are designed primarily to minimize the effect of bankruptcy on the Company’s operations, customers and employees.

Court filings and other information relating to the Company’s restructuring are available free of charge at https://cases.primeclerk.com/petrosharecorp.

Item 2.04    Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligations under an Off-Balance Sheet Arrangement

The commencement of the Chapter 11 Cases described in Item 1.03 of this report constitutes an event of default under certain of the Company’s debt instruments, including the Secured Term Credit Agreement dated February 1, 2018 and the 10% Unsecured Promissory Notes and the Series B Unsecured Promissory Notes (together, the “Unsecured Notes”), which results in automatic acceleration of the Company’s obligations under such debt instruments. However, as previously reported, the outstanding obligations under the Secured Credit Agreement were accelerated prior to the filing of the Bankruptcy Petitions and the Unsecured Notes matured by their terms on December 31, 2018.

Any efforts to enforce payment obligations under the aforementioned debt instruments are automatically stayed as a result of the filing of the Chapter 11 Cases and the creditors’ rights of enforcement in respect of the debt instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01    Regulation FD Disclosure

On September 4, 2019, the Company issued a press release announcing the filing of the Bankruptcy Petitions. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Item 8.01    Other Events.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits. The following exhibit is furnished with this report:

99.1    Press Release dated September 4, 2019

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward looking statements. These forward-looking statements are based largely on the Company’s current expectations and projections about future events and financial trends affecting the financial condition of its business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, the risk factors discussed in the Company’s most recent Annual Report on Form 10-K as well as in other reports filed from time to time by the Company with the Securities and Exchange Commission, most of which are beyond its control. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “indicate” and similar expressions are intended to identify forward-looking statements. Although the Company believes that the forward-looking statements contained in this report are based upon reasonable assumptions, the forward-looking events and circumstances may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

These forward-looking statements may be affected by, among other things, (i) the Company’s ability to obtain approval with respect to motions in the Chapter 11 Cases, the Bankruptcy Court’s rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; (ii) risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Debtors’ ability to achieve its anticipated results; (iii) the potential adverse effects of the Chapter 11 Cases on the Debtors’ liquidity, results of operations or business prospects; (iv) the ability to execute the Company’s business and restructuring plan; (v) increased legal and advisor costs related to the Chapter 11 cases and other litigation and the inherent risks involved in a bankruptcy process; and (vi) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company does not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROSHARE CORP.

Date: September 4, 2019	By:	/s/ Paul Maniscalco
Paul Maniscalco, Chief Financial Officer

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